U.S. SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549


                                Form 8-K

                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 9, 1996


                       California Micro Devices Corporation
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



       California                 33-399-77        94-2672609
      -------------               ---------        ----------
State or other jurisdiction      (Commission      (IRS Employer
    of Incorporation)             File Number)    Identification No.)


         215 Topaz Street, Milpitas, CA                  95035-5430
         ------------------------------                  ----------
   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (408)263-3214
                                                         ------------


                            Not Applicable
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 5.     Other Events

On May 9, 1996, the Company reported the release of certain information regarding a court hearing relating to the pending class actions securities lawsuits previously filed against it.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 16, 1996            CALIFORNIA MICRO DEVICES CORPORATION


                      By:

                           /s/John E. Trewin
                           -----------------------------------
                           John E. Trewin
                           Vice President and Chief Financial Officer

                                 NEWS RELEASE

California Micro Devices

                      Contacts:  Scott Hover-Smoot, General Counsel
                                 (408) 934-3182
                                 Roberta Silverstein, Press and Media
                                 (408) 934-3141
                                 Jeffrey C. Kalb, President and CEO
                                (408) 934-3106

                             For Release

            COURT HEARING HELD IN SECURITIES CLASS ACTIONS
             AGAINST CALIFORNIA MICRO DEVICES CORPORATION

Milpitas, CA, May 9, 1996 -- California Micro Devices Corporation
(NASDAQ NMS: CAMD) (CMD), headquartered here, reported the results of a recent court hearing in the pending securities class actions filed against the Company beginning in August 1994.

At the recent case management conference, held on May 2, 1996 before U.S. District Judge Vaughn R. Walker in San Francisco, the District Court granted the parties' joint request for a settlement conference before U.S. District Judge Eugene F. Lynch, to be held within the next 45 days. The District Court also set dates for further proceedings in the case, and indicated that it will hold another case management conference on August 9, 1996. The District Court has not yet certified a class or set a trial date for the consolidated actions.

Prior to this on February 2, 1996, the District Court had declined to approve California Micro Devices' tentative settlement of the actions; denied the request of the law firm of Lieff, Cabraser, Heimann & Bernstein to be appointed class counsel; and certified the Colorado Public Employees' Retirement Association ("ColPERA"), a former shareholder of the Company, as class representative. In addition, the California State Teachers' Retirement System ("CalSTRS") has filed a motion for leave to intervene in the action as a plaintiff and a proposed additional class representative.

Other than CMD, the parties named as defendants in the actions include Coopers & Lybrand, L.L.P., CMD's former independent auditors, and a number of the Company's former officers including Chan M. Desaigoudar, the Company's former Chairman and Chief Executive Officer. On April 10, 1996, CMD filed a cross-claim against Coopers & Lybrand for contribution under the federal securities law, professional negligence, negligent misrepresentation and breach of contract. As previously reported, the Company has also filed suit against Mr. Desaigoudar for breach of fiduciary duty. That action is pending in the Santa Clara County Superior Court.

As previously reported, following the filing of the original actions, CMD's Board of Directors formed a Special Committee to conduct an internal investigation, terminated the employment of nearly all of the Company's senior officers, and retained new management. The Company is continuing to cooperate fully with ongoing investigations by the U.S. Securities and Exchange Commission and other federal agencies.

California Micro Devices is a designer, manufacturer and marketer of integrated passive and active electronic components. CMD'S silicon-based, thin film products are smaller, faster and integrate well into the major electronic industry trends toward smaller, portable equipment, higher frequencies and greater functionality.


                              - ### -